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Exhibit 10.48.2

Rolls-Royce plc PO Box 31,Derby DE24 8BJ,England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rolls-royce.com

Hawaiian Airlines, Inc.
3375 Koapaka Street,
Suite G350,
Honolulu, Hawaii 96819,
USA

November 16, 2011

AMENDMENT THREE TO GENERAL TERMS AGREEMENT REFERENCE DEG 5327

        Reference is made to the General Terms Agreement reference DEG5327 dated October 27, 2008 ("Agreement") between Rolls-Royce plc ("Rolls-Royce") and Hawaiian Airlines, Inc. ("Hawaiian").

        This Amendment to the Agreement records the agreement of the Parties in respect of additional Firm Aircraft, which Hawaiian has agreed to take delivery of and will be incorporated in the Agreement. Except as specifically amended or defined herein, defined terms used in this Amendment shall have the meanings assigned to them in the Agreement.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.     DEFINITIONS

        The following definitions are hereby deleted in their entirety and replaced by the following new definitions:

        "Firm Aircraft" means the 18 (eighteen) firmly ordered Airbus A330-200 aircraft powered by Engines, which Hawaiian has entered into a purchase agreement with Airframer for delivery in accordance with the schedule set out in Section 1 of Exhibit A of this Agreement as may be amended from time to time by the parties.

        "Leased Aircraft" means (i) the four leased A330-200 Aircraft powered by Engines which Hawaiian has entered into (or anticipates entering into) a lease agreement for delivery to Hawaiian in accordance with the schedule set out in Section 2 of Exhibit A of the Agreement, as may be amended from time to time by the Parties, and (ii) any additional A330-200 Aircraft powered by Engines that Hawaiian may lease. [**]

        "Purchase Right Aircraft" means the 3 (three) purchase right Airbus A330-200 aircraft powered by Engines, which may be purchased from Airframer by Hawaiian for delivery in accordance with the schedule set out in Section 1 of Exhibit A of this Agreement as may be amended from time to time.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.     EXHIBIT A AIRCRAFT DELIVERY SCHEDULE

        Exhibit A Aircraft Delivery Schedule to the Agreement is hereby deleted in its entirety and replaced by Appendix 1 to this Amendment.

3.     SPARE ENGINES

3.1
Exhibit E-1 Schedule 1 Spare Engine Delivery Schedule to the Agreement is hereby deleted in its entirety and replaced by Appendix 2 to this Amendment.

3.2
Clause 4.2 of Exhibit E-1 is hereby deleted in its entirety and replaced by the following:

"4.2
Hawaiian has made or shall make payments in United States Dollars as follows:

        [**]

3.3
Clause 4.4 of Exhibit E-1 is hereby deleted in its entirety and replaced by the following:

        [**]

4.     [**]

5.     [**]

6.     [**]

7.     ASSIGNMENT

        The terms and conditions of this Amendment are personal to Hawaiian and may not, under any circumstances, be assigned, novated or otherwise transferred to any third party, except as provided in [**] Clause 14.4 of the Agreement. Any purported assignment, novation or other transfer of the terms and conditions of this Amendment shall be void.

8.     GENERAL

        All rights, obligations and liabilities under this Amendment shall be subject to and in accordance with the provisions of the Agreement and, except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect and this Amendment is made without prejudice to either of the Parties' existing rights (unless expressly stated in this Amendment) set forth or arising under the Agreement. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

        For the avoidance of doubt, any default by Hawaiian under this Amendment shall be considered a default under the Agreement.

9.     CONFIDENTIALITY

        The provisions of this Amendment are confidential in accordance with Clause 10 of the Agreement, mutatis mutandis, and shall not (except as provided in Clauses 10.7 and 14.12 of the Agreement) be disclosed to any third party without the prior written consent of the other party.

10.   INTEGRATION

        This Amendment constitutes a "writing" within the meaning of Clause 14.5 of the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11.   INCORPORATION BY REFERENCE

        The terms and provisions of Clauses 14.3, 14.5, 14.6, 14.7, 14.8, 14.9 and 14.13 of the Agreement are hereby incorporated by reference, mutatis mutandis, as though fully set forth herein.

[signature page follows]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        As WITNESS WHEREOF the Parties have caused this Amendment to be signed on their behalf by the hands of their duly authorised officers the day and year first before written.

Signed for and on behalf of:		Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.		ROLLS-ROYCE plc
By	/s/ Peter Ingram	By:	/s/ Harleen Jolly

Printed	Peter Ingram	Printed	Harleen Jolly

Title:	Executive Vice President, Chief Commercial Officer	Title:	AVP—Americas
Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.		ROLLS-ROYCE TOTALCARE SERVICES LIMITED
By	/s/ Charles R. Nardello	By:	/s/ SJ Hollingsworth

Printed	Charles R. Nardello	Printed	SJ Hollingsworth

Title:	Senior Vice President—Operations	Title:	Director

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 1

EXHIBIT A Aircraft Delivery Schedule

        [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 2

EXHIBIT E-1

SCHEDULE 1—DELIVERY SCHEDULE AND BASE PRICE

        [**]

        In the event that further Leased Aircraft enter the fleet, then the above delivery schedule shall be amended such that Hawaiian always meets the Minimum Spare Engine Level as defined below. [**]

[**]—Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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  Exhibit 10.48.2
EXHIBIT A Aircraft Delivery Schedule
SCHEDULE 1—DELIVERY SCHEDULE AND BASE PRICE